UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A
(Amendment No. 1)

________________________________

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MALACCA STRAITS ACQUISITION COMPANY LIMITED
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MALACCA STRAITS ACQUISITION COMPANY LIMITED
Unit 601-2, St. George’s Building

2 Ice House Street Central, Hong Kong

To the Shareholders of Malacca Straits Acquisition Company Limited:

You are cordially invited to attend the 2022 annual general meeting (the “Annual Meeting”) of Malacca Straits Acquisition Company Limited, a Cayman Islands exempted company (the “Company”), to be held on October 12, 2022 at 10:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/malaccastraitsacquisition/2022 and entering the 12-digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the meeting is at the offices of Ellenoff Grossman & Schole LLP located at 1345, Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      An ordinary resolution of the holders of the Class B ordinary shares to appoint five directors to serve on the Company’s Board of Directors (the “Board”) until the 2023 annual general meeting or until their successors are appointed and qualified;

2.      An ordinary resolution to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2022;

3.      A special resolution to extend the date by which the Company must consummate an initial business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

4.      An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the Annual Meeting.

The Board has fixed the close of business on September 6, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

Gordon Lo
Chief Executive Officer and President

This proxy statement is dated ______________, 2022.
and is being mailed with the form of proxy on or shortly after ______________, 2022.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person online at the Annual Meeting.

PLEASE NOTE:    If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the appointment of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

MALACCA STRAITS ACQUISITION COMPANY LIMITED
Unit 601-2, St. George’s Building
2 Ice House Street Central, Hong Kong

NOTICE OF 2022 ANNUAL GENERAL MEETING
TO BE HELD ON OCTOBER 12, 2022

To the Shareholders of Malacca Straits Acquisition Company Limited:

NOTICE IS HEREBY GIVEN that the 2022 annual general meeting (the “Annual Meeting”) of Malacca Straits Acquisition Company Limited, a Cayman Islands exempted company (the “Company”), will be held on October 12, 2022 at 10:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/malaccastraitsacquisition/2022. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      An ordinary resolution of the holders of the Class B ordinary shares to appoint five directors to serve on the Company’s Board of Directors (the “Board”) until the 2023 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”);

2.      An ordinary resolution to ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.      A special resolution to extend the date by which the Company must consummate an initial business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

4.      An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Only shareholders of record of the Company as of the close of business on September 6, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/malaccastraitsacquisition/2022.

The Director Appointment Proposal must be approved by an ordinary resolution of the holders of the Class B ordinary shares under Cayman Islands law, which requires the affirmative vote of a majority of the holders of the Class B ordinary shares who attend and vote at a general meeting of the Company.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

Among other proposals, the Extension Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination. On September 26, 2022, the Company entered into an Agreement and Plan of Merger with Indiev, Inc, a California corporation (“INDIEV”) and the other parties thereto (as may be amended and/or restated from time to time, the “Business Combination Agreement”). Pursuant to the terms of the Business Combination Agreement: (i) the Company has formed MLAC Merger Sub, Inc, a Delaware corporation (“Merger Sub”), as its wholly-owned subsidiary; (ii) prior to the closing of the transactions (the “INDIEV Transactions”) contemplated by the Business Combination Agreement (the “Closing”), the Company shall continue out of the Cayman Islands and re-domicile in the State of Delaware becoming a Delaware corporation, and INDIEV will re-domesticate from the State of California to the State of Delaware becoming a Delaware corporation; and (iii) at the Closing, Merger Sub will merge with and into INDIEV, with INDIEV continuing as the surviving entity and wholly-owned subsidiary of the Company, and with each INDIEV stockholder receiving shares of the Company’s common stock at the Closing. Concurrently with the signing of the Business Combination Agreement, Mr. Hai Shi, founder and Chief Executive Officer of INDIEV, has signed a subscription agreement to purchase $15 million of shares in the Company at a price of $10.00 per share (the “PIPE Transaction”). For additional information about the Business Combination Agreement, the INDIEV Transactions and the PIPE Transaction, please see the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 26, 2022.

The Company intends to call a special meeting of its shareholders to approve the INDIEV Transactions (referred to herein as the “Business Combination Special Meeting”). While the Company is using its best efforts to complete the INDIEV Transactions on or before October 17, 2022, our Board believes that it is in the best interests of the shareholders to continue our existence until October 17, 2022 (or such earlier date as determined by the Board) in order to allow us more time to complete the INDIEV Transactions. Without the Extension, the Company believes that it would not, despite its best efforts, be able to complete the INDIEV Transactions on or before October 17, 2022. If that were to occur, the Company would be precluded from completing the INDIEV Transactions and would be forced to liquidate even if its shareholders are otherwise in favor of consummating the INDIEV Transactions. If the Extension Amendment Proposal is presented at the Annual Meeting, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) issued in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the INDIEV Transactions is submitted to shareholders at the Business Combination Special Meeting, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved, Malacca Straits Management Company Limited (“Sponsor”) has agreed to contribute to us as a loan $0.033 for each public share that is not redeemed, for each calendar month (commencing on October 17, 2022 and on the 17th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from October 17, 2022 (the date by which the Company is currently required to complete its business combination) until the Extended Date (the “Contribution”). For example, if the Company takes until April 17, 2023 to complete its business combination, which would represent six (6) calendar months, the Sponsor would make aggregate Contributions of approximately $931,699 (assuming no public shares were redeemed). Each Contribution will be deposited in the trust account within seven (7) calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $__________ per share, in comparison to the current redemption amount of $__________ per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. The Contribution will not occur if the Extension Amendment Proposal is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Sponsor upon consummation of an initial business combination. If the Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Annual Meeting and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. The Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by October 17, 2022, in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the trust account.

Our Board has fixed the close of business on September 6, 2022 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date of the Annual Meeting, there were 8,299,301 ordinary shares, including 4,705,551 Class A ordinary shares and 3,593,750 Class B ordinary shares, issued and outstanding.

This Proxy Statement contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated ____________, 2022, is first being mailed to shareholders on or about ____________, 2022.

Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

____________, 2022	By Order of the Board of Directors

Gordon Lo
Chief Executive Officer and President

i

MALACCA STRAITS ACQUISITION COMPANY LIMITED
Unit 601-2, St. George’s Building
2 Ice House Street Central, Hong Kong

PROXY STATEMENT
2022 ANNUAL GENERAL MEETING
To be held on October 12, 2022, at 10:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Malacca Straits Acquisition Company Limited (the “Company”), for use at the annual general meeting (the “Annual Meeting”) to be held on October 12, 2022 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof.

At the annual meeting, you will be asked to vote on the appointment of five directors of the Company until the 2023 annual general meeting or until their successors are appointed and qualified. You will also be asked to vote on ratify the selection by the Company’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

In addition to the foregoing matters, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association. We are a blank check company incorporated as a Cayman Islands exempted company on July 17, 2019, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). Pursuant to our Amended & Restated Article and Memorandum of Association, we currently have until October 17, 2022 to consummate an initial business combination.

On September 26, 2022, the Company entered into an Agreement and Plan of Merger with Indiev, Inc, a California corporation (“INDIEV”) and the other parties thereto (as may be amended and/or restated from time to time, the “Business Combination Agreement”). Pursuant to the terms of the Business Combination Agreement: (i) the Company has formed MLAC Merger Sub, Inc, a Delaware corporation (“Merger Sub”), as its wholly-owned subsidiary; (ii) prior to the closing of the transactions (the “INDIEV Transactions”) contemplated by the Business Combination Agreement (the “Closing”), the Company shall continue out of the Cayman Islands and re-domicile in the State of Delaware becoming a Delaware corporation, and INDIEV will re-domesticate from the State of California to the State of Delaware becoming a Delaware corporation; and (iii) at the Closing, Merger Sub will merge with and into INDIEV, with INDIEV continuing as the surviving entity and wholly-owned subsidiary of the Company, and with each INDIEV stockholder receiving shares of the Company’s common stock at the Closing. Concurrently with the signing of the Business Combination Agreement, Mr. Hai Shi, founder and Chief Executive Officer of INDIEV, has signed a subscription agreement to purchase $15 million of shares in the Company at a price of $10.00 per share (the “PIPE Transaction”). For additional information about the Business Combination Agreement, the INDIEV Transactions and the PIPE Transaction, please see the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 26, 2022.

The Company intends to call a special meeting of its shareholders to approve the INDIEV Transactions (referred to herein as the “Business Combination Special Meeting”). While the Company is using its best efforts to complete the INDIEV Transactions on or before October 17, 2022, our Board believes that it is in the best interests of the shareholders to continue our existence until October 17, 2022 (or such earlier date as determined by the Board) in order to allow us more time to complete the INDIEV Transactions. Without the Extension, the Company believes that it would not, despite its best efforts, be able to complete the INDIEV Transactions on or before October 17, 2022. If that were to occur, the Company would be precluded from completing the INDIEV Transactions and would be forced to liquidate even if its shareholders are otherwise in favor of consummating the INDIEV Transactions.

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022.

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposals at the Annual Meeting:

1.      An ordinary resolution of the holders of the Class B ordinary shares to appoint five directors to serve on the Board until the 2023 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”);

2.      An ordinary resolution to ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.      A special resolution to extend the date by which the Company must consummate an initial business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”); and

4.      An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”; together with the Director Appointment Proposal, the Auditor Ratification Proposal and the Extension Amendment Proposal, the “Proposals”).

How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the appointment of each director nominee, “FOR” the ratification of the selection of Withum as our independent registered public accounting firm, “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

Our Amended and Restated Memorandum and Articles of Association provides for the return of our IPO proceeds held in the trust account to the public shareholders if there is no qualifying business combination(s) consummated by October 17, 2022. As explained below, we will not be able to consummate an initial business combination by October 17, 2022 and therefore, we are asking for an extension of this timeframe (“Extension”). Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination to July 17, 2023 (or such earlier date as determined by the Board).

On September 26, 2022, we entered into the Business Combination Agreement with INDIEV and a subscription agreement with Mr. Hai Shi, founder and Chief Executive Officer of INDIEV for a $15 million PIPE Transaction. For additional information about the Business Combination Agreement, the INDIEV Transactions and the PIPE Transaction, please see the Current Report on Form 8-K filed by the Company with the SEC on September 26, 2022. Because we may not be able to complete the INDIEV Transactions and the PIPE Transaction within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete an initial business combination.

You are not being asked to vote on the INDIEV Transactions at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the September 6, 2022 (the “Record Date”) for a meeting to consider the INDIEV Transactions, you will retain the right to vote on the INDIEV Transactions when they are submitted to shareholders and the right to redeem your public shares for cash in the event the INDIEV Transactions are approved and completed or we have not consummated a business combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following the completion of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account following the completion of the Extension and the amount remaining in the trust account may be only a small fraction of the approximately $_____________ that was in the trust account as of September 6, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Sponsor has agreed to make Contribution to us as a loan $0.033 for each public share that is not redeemed, for each calendar month (commencing on October 17, 2022 and on the 17th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from October 17, 2022 (the date by which the Company is currently required to complete its business combination) until the Extended Date. For example, if the Company takes until April 17, 2023 to complete its business combination, which would represent six (6) calendar months, the Sponsor would make aggregate Contributions of approximately $931,699 (assuming no public shares were redeemed). Each Contribution will be deposited in the trust account within seven (7) calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $__________ per share, in comparison to the current redemption amount of $__________ per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension. The Contribution will not occur if the Extension is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Sponsor upon consummation of an initial business combination. If the Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Annual Meeting and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. The Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

Who may vote at the Annual General Meeting?

Holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“public shares”) and the Company’s Class B ordinary shares, par value $0.0001 per share (“Founder Shares”, together with public shares, “Ordinary Shares”) as of the close of business on September 6, 2022, the Record Date, are entitled to vote at the Annual Meeting. As of the Record Date, there were 8,299,301 Ordinary Shares, including 4,705,551 public shares and 3,593,750 Founder Shares, issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On September 6, 2022, there were 8,299,301 Ordinary Shares, including 4,705,551 public shares and 3,593,750 Founder Shares, outstanding and entitled to vote. In order for us to conduct the Annual Meeting, the holders of a majority of the voting power of our outstanding Ordinary Shares entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 4,149,652 Ordinary Shares and 1,796,876 Founder Shares must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each Founder Share is entitled to one vote on the Director Appointment Proposal. Each Ordinary Share is entitled to one vote on the Auditor Ratification Proposal, Extension Amendment Proposal and Adjournment Proposal. Each Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Gordon Lo and Stanley Wang, our Chief Executive Officer and President and Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of Mr. Lo and Mr. Wang to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•        Online.    If you are a shareholder of record, you may vote online before the Annual Meeting, or vote at the Annual Meeting via the webcast.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        Over the Internet.    You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Director Appointment Proposal and the Extension Amendment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to appoint directors?

The Director Appointment Proposal must be approved by an ordinary resolution of the holders of the Class B ordinary shares under Cayman Islands law, which requires the affirmative vote of a majority of the holders of the Class B ordinary shares who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Withum as our independent registered public accounting firm?

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal.

What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

How do the Company insiders intend to vote their shares?

All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 43.3% of our issued and outstanding Ordinary Shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the appointment of each director pursuant to the Director Appointment Proposal, the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal, if applicable.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 3,593,750 Founder Shares (the initial 2,875,000 Class B ordinary shares were purchased for $25,000; the Company declared a share dividend of 0.25 of a share for each Class B ordinary share in issue in June 2020, resulting in the initial shareholders, directors and officers holding an aggregate of 3,593,750 Founder Shares) and (ii) 4,375,000 private placement warrants (purchased for $4,375,000), all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal — Interests of our Initial Shareholders, Directors and Officers”.

What happens if the Extension Amendment Proposal is not approved?

Unless the Extension Amendment Proposal is approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association provide that we will have until October 17, 2022 to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal is approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the trust account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Election.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $____________ that was in the trust account as of September 6, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares.    In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Annual Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Annual Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?

You may vote “FOR” or “WITHHOLD” on the appointment of each director nominee pursuant to the Director Appointment Proposal, the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Director Appointment Proposal, the Extension Amendment Proposal and the Adjournment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Unit 601-2, St. George’s Building, 2 Ice House Street Central, Hong Kong a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Advantage its customary fee. We will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also contact us at:

Malacca Straits Acquisition Company Limited
Unit 601-2, St. George’s Building
2 Ice House Street Central, Hong Kong

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

THE ANNUAL GENERAL MEETING

We are furnishing this proxy statement to you as a shareholder of Malacca Straits Acquisition Company Limited as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on October 12, 2022, or any adjournment or postponement thereof.

All shareholders as of the Record Date, September 6, 2022, or their duly appointed proxies, may attend the Annual Meeting. The Annual Meeting will be conducted via live webcast. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. If you were a shareholder as of the close of business on September 6, 2022, you may attend the Annual Meeting. As a registered shareholder, you will receive a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

Shareholders can pre-register to attend the virtual meeting as early as 10:00 a.m. Eastern Time on October 7, 2022. To pre-register, visit https://www.cstproxy.com/malaccastraitsacquisition/2022 and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the Annual Meeting.

To attend online and participate in the Annual Meeting, you will need to visit https://www.cstproxy.com/malaccastraitsacquisition/2022 and enter the 12-digit control number provided on your proxy card, regardless of whether you pre-registered.

Shareholders will have multiple opportunities to submit questions to the Company for the Annual Meeting. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to Annual Meeting matters may be recognized and answered during the Annual Meeting in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for Annual Meeting matters. In addition, we will offer live technical support for all shareholders attending the Annual Meeting.

If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1 (800) 450-7155 (toll-free), or 1 (857) 999-9155 (standard rates apply) outside of the U.S. and Canada, and entering the pin number 6946243# when prompted. You will not be able to vote or submit questions through the listen-only format.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on October 12, 2022, at 10:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/malaccastraitsacquisition/2022. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•        An ordinary resolution of the holders of the Class B ordinary shares to appoint five directors to serve on the Board until the 2023 annual general meeting or until their successors are appointed and qualified;

•        An ordinary resolution to ratify the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2022;

•        A special resolution to extend the date by which the Company must consummate an initial business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) by amending the Company’s Amended and Restated Memorandum and Articles of Association; and

•        An ordinary resolution to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

Record Date, Voting and Quorum

Our Board fixed the close of business on September 6, 2022, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 8,299,301 Ordinary Shares, including 4,705,551 public shares and 3,593,750 Founder Shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. 4,149,652 Ordinary Shares and 1,796,876 Founder Shares must be present at the Annual Meeting to constitute a quorum.

Required Vote

The Director Appointment Proposal must be approved by an ordinary resolution of the holders of the Class B ordinary shares under Cayman Islands law, which requires the affirmative vote of a majority of the holders of the Class B ordinary shares who attend and vote at a general meeting of the Company.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

Voting

You can vote your shares at the Annual Meeting by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer and President and Chief Financial Officer, each to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting in person online. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Lo or Mr. Wang.

A special note for those who plan to attend the Annual Meeting and vote online:    if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the appointment of all of the director nominees, “FOR” the Auditor Ratification Proposal, the Extension Amendment Proposal and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer and President, Gordon Lo, at +852 21060888.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Executive Officer (Malacca Straits Acquisition Company Limited, Unit 601-2, St. George’s Building, 2 Ice House Street Central, Hong Kong) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Annual meeting. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Advantage to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The Company has agreed to pay Advantage its customary fees and expenses, for its services in connection with the Annual Meeting.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at Malacca Straits Acquisition Company Limited, Unit 601-2, St. George’s Building, 2 Ice House Street Central, Hong Kong. Our telephone number at such address is +852 21060888.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete an initial business combination;

•        the volatility of the market price and liquidity of our securities; and

•        the use of funds not held in the trust account.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 202, as filed with the SEC on August 18, 2022, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 202, as filed with the SEC on August 18, 2022, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks relating to INDIEV and the INDIEV Transactions, see the proxy statement/prospectus that will be filed by the Company with the SEC.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, INDIEV, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate that risk, the trustee, upon our instruction, has liquidated the securities held in our trust account and instead holds all funds in the trust account in cash. As a result, following such liquidation, we are likely to receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.

SPAC Rule Proposals sets forth, among other matters, the circumstances in which a SPAC such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and has not completed our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, upon our instruction, has liquidated the U.S. government treasury obligations or money market funds held in the trust account and will continue to hold all funds in the trust account in cash until the earlier of consummation of an initial business combination or liquidation. As a result, following such liquidation, we are likely to receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning securities in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

We may not be able to complete an initial business combination (such as the INDIEV Transactions) should an initial business combination be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”). As a result, the pool of potential targets with which we could complete an initial business combination may be limited if we do not complete the INDIEV Transactions. In addition, the time necessary for any governmental or regulatory review or approval could prevent us from completing an initial business combination (such as the INDIEV Transactions) and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

The Sponsor currently owns 3,593,750 Founder Shares and 4,375,000 private placement warrants. Mr. Kenneth Ng, our Senior Advisor, is one of three directors of our Sponsor and has the right to appoint a majority of the directors of our Sponsor through an entity controlled by him. Mr. Ng is a citizen of China. Other members of the Sponsor include certain officers and directors of the Company. To the best of the Company’s knowledge, 100% of the total allocated membership interests in the Sponsor are owned by Hong Kong persons on a look-through basis.

Accordingly, each of us and the Sponsor may be considered as a “foreign person” under CFIUS rules and regulations. If CFIUS considers us to be a “foreign person” and the potential target a U.S. business (such as INDIEV) that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If an initial business combination (such as the INDIEV Transactions) falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the initial business combination. In addition, if an initial business combination (such as the INDIEV Transactions) falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination not subject to CFIUS jurisdiction, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy and it may result in us taking more than 36 months to receive CFIUS clearance and complete the initial business combination. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning securities in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
Gordon Lo	43	Chief Executive Officer, President and Director
Stanley Wang	57	Chief Financial Officer and Director
Vince Ming Shu Leung	46	Director
Ping He	38	Director
Eugene TY Tan	59	Director

Mr. Gordon Lo, our Chief Executive Officer, President and a director since February 2022, has been the Chief Financial Officer and Chief Operating Officer of Donaco International Limited (ASX: DNA), a company engaged in leisure and entertainment businesses in the Asia-Pacific region, since January 2020. Prior to that, he was the Chief Financial Officer and Secretary of China Ruifeng Renewable Energy Holdings Limited (0527.HK), a company principally engaged in the operation of wind farms in China, from December 2018 to December 2019. From August 2018 to November 2018, Mr. Lo served as the Financial Controller of VHQ Hong Kong Holdings Ltd. (VHQ-KY 4803), a media company with operations in China, Malaysia and Singapore. Mr. Lo was the Regional Tax Director (Asia-Pacific) of W.L. Gore & Associates (Hong Kong) Limited, a wholesale distributor of piece goods or yard goods of natural or manmade fibers, from September 2014 to February 2018. Mr. Lo is a fellow member of Hong Kong Institute of Certified Public Accountants and a certified public accountant in Hong Kong, and a fellow member of The Association of Chartered Certified Accountants and a Certified Chartered Accountant in the U.K. Mr. Lo received his Bachelor of Business Administration degree in Accountancy from the City University of Hong Kong and his Master of Science degree in Investment Management from Hong Kong University of Science and Technology. Mr. Lo is well-qualified to serve on the Board due to his extensive corporate finance and publicly-listed company experience.

Stanley Wang, our Chief Financial Officer and a director since July 14, 2020, has been the founder and managing director of K2 Venture Capital Company Limited, a venture capital investment company focused on investments in financial technologies and artificial intelligence opportunities in Southeast Asia. Since 2017, Mr. Wang has also been serving as a consultant and management investment committee member of TIH, where he provides consultation and approves investments. Prior to that, Mr. Wang served as a director of several technology startups and media companies, serving as a managing director at Emerging Asia Capital Partners, a Thailand-based project financing advisory firm, from 2015 to 2016, a senior financial advisor to Italian-Thai Development, a civil infrastructure and construction group, and to the group’s founding family from 2004 to 2013, and the managing director to PK Development Pty Ltd, a property development company in South Africa, from 1996 to 2003, respectively. Prior to that, Mr. Wang was an executive director at Goldman Sachs (Asia) Limited, Hong Kong and Singapore from 1992 to 1995, a senior associate at Morgan Stanley (Asia) Limited, Hong Kong from 1990 to 1992, and an associate at Morgan Stanley Real Estate International, New York from 1988 to 1990, where he was involved in both real estate investment banking and project finance. Mr. Wang earned a Bachelor’s degree in Economics and Finance from The Wharton School of the University of Pennsylvania and an MBA degree from The University of Chicago. Mr. Wang is well qualified to serve on our board due to his extensive finance and investment experience, as well as his experience with conglomerates.

Vince Ming Shu Leung, one of our directors since July 2022, has been the group Chief Financial Officer, a member of strategy committee of 58 Group, a leading classified information internet platform in China and managing partner of 58 Industry Fund, an investment fund under 58.com Inc., where he is mainly responsible for overseeing overall financial and legal functions and strategic investment and management of the 58 Industry Fund, since April 2021. He has been serving as a founding and managing partner at Harmony Capital, a family office PE fund with a focus on internet and consumer sectors in China, since February 2017. From January 2013 to January 2017, Mr. Leung served as Chief Financial Officer of Visual China Group, a company mainly engaged in the image licensing businesses and a public company listed on the Main Board of the Shenzhen Stock Exchange. From January 2008 to December 2012, Mr. Leung served as the Chief Financial Officer of China ITS (Holdings) Co., Ltd., a Hong Kong listed company mainly engaged in the provision of intelligent transportation solutions covering expressway, railway and urban traffic sectors. From February 2003 to March 2006, he served as a senior manager in the mergers and acquisitions department and subsequently as Chief Financial Officer at CDC Corporation, a Nasdaq and Hong Kong listed group. From October 1999 to December 2000, Mr. Leung served as a senior consultant at Arthur Andersen & Co, where he was mainly responsible for providing business consultancy services. From September 1998 to August 1999, he was an auditor at PricewaterhouseCoopers. Since May 2022, Mr. Leung has been serving as an independent non-executive director at Infinities Technology international (Cayman) Holding Limited (formerly known as “Jiu Zun Digital Interactive Entertainment Group Holdings Limited”), a company mainly engaged in the provision of mobile gaming solutions and a public company listed on the Main Board of the Hong Kong Stock Exchange. Since August 2021, Mr. Leung has been serving as non-executive director of Gogox Holdings Limited, a company mainly engaged in the provision of logistic and delivery solutions and offering platform services to connect transacting user and logistic and delivery service provider in the mainland China, Hong Kong, Singapore, the Republic of Korea, and other Eastern and Southern Asian countries, whose shares are listed on the Main Board of the Hong Kong Stock Exchange. Since December 2019, Mr. Leung has been serving as an independent non-executive director at Renrui Human Resources Technology Holdings Limited, a company mainly engaged in the provision of human resources services and a company listed on the Main Board of the Hong Kong Stock Exchange. Since March 2017, he has been serving as an independent non-executive director at Sun.King Technology Group Limited, a company mainly engaged in the provision of power electron capacitor and a public company listed on the Main Board of the Hong Kong Stock Exchange. Since February 2013, Mr. Leung has been serving as an independent non-executive director at Cabbeen Fashion Limited, a menswear outfit brand in China and a public company listed on the Main Board of the Hong Kong Stock Exchange. Mr. Leung has been a Fellow Member of Association of Chartered Certified Accountants and the Fellow Member of the Hong Kong Institute of Certified Public Accountants since February 2007 and June 2010, respectively. Mr. Leung obtained a First Class Honor bachelor’s degree in accounting from the City University of Hong Kong and a master’s degree in accounting from The Chinese University of Hong Kong. Mr. Leung is well-qualified to serve on our Board due to his expertise in corporate finance and management and his extensive experience with public companies.

Ping He has been a director since inception and brings over a decade of professional experience in international finance and venture capital. Since 2020, he has been serving as the head of finance at Osix Corporation, a growth capital financing company based in Silicon Valley. Concurrently, he is an active startup investor and advisor in several international companies spanning e-commerce, gaming, fintech, consumers and logistics, as well as a director of Labforinvention Corp., a novel materials research and development company, since 2019, and a director at Alkymia SAS, an internet technology company, since 2017. Mr. He was a director at Quintus Partners LLC, a cross-border merchant bank responsible for sourcing, due diligence and execution of M&A and growth capital mandates, from 2017 to 2019. Prior to that, from 2014 to 2015, he worked as a manager at Refinitiv, a global provider of financial market data and infrastructure, responsible for identifying and developing technology-enabled business opportunities. Mr. He was an investment associate at ASM from 2012 to 2013, an investment banking analyst at Barclays from 2010 to 2012 and an analyst at NERA Economic Consulting from 2006 to 2010. Since July 2022, Mr. He has been a director of Titans Labs Inc., a Delaware corporation for a tournament game that is under beta development. Mr. He received his Bachelor’s degree in Economics from The University of Chicago. He is also a CFA charterholder. Mr. He is well qualified to serve on our Board due to his extensive advisory, board and finance experience.

Eugene TY Tan, one of our directors since July 2022, has been the Co-Chief Executive Officer of Oriental Patron Asia Limited, a financial services company, since April 2019. From January 2017 to March 2019, Mr. Tan was the Co-Chief Executive of the Institutional and Client Group at Shanxi Securities International, a company engaging in the provision of securities brokerage and investment advisory services. He was the Managing Director and Head of Investment Banking and Equity Capital Markets — Asia Department at Oppenheimer Investments Asia Limited, an investment advisory firm, from 2013 to 2016. From 2010 to 2012, Mr. Tan served as the Managing Director, Greater China of Rothschild (Hong Kong) Limited, a financial advisory firm. From 2007 to 2010, he was the Managing Director of Argyle Street Management, an asset management firm. Prior to that, Mr. Tan has also worked at various financial services firms, including Goldman Sachs, Salomon Smith Barney, ING Barings, HSBC Investment Bank and Citibank, N.A. Mr. Tan served as independent board member of KGI Holdings and KGI Thailand. Mr. Tan served as a member of the Hong Kong Trade Development Council (HKTDC) Belt and Road & Greater Bay Area Committee’s Industrial Parks: SMEs’ Manufacturing Partnership and Investment Task Force from November 2019 to December 2021. Mr. Tan holds an MBA with Distinction from Stanford Graduate School of Business where he was an Arjay Miller Scholar and Deloitte and Touche Accounting Awardee. He also holds dual degrees in Accounting and Finance, summa cum laude, from the University of the Philippines. Mr. Tan is a Certified Public Accountant. Mr. Tan is well-qualified to serve on the Board due to his extensive corporate finance and publicly-listed company experience.

Number, Terms of Office, Actions and Election of Officers and Director

Our Board consists of five members. Holders of our Founder Shares will have the right to elect all of our directors prior to consummation of our initial business combination and holders of our public shares will not have the right to vote on the election of directors during such time. Holders of our Founder Shares have the right to appoint all of our directors prior to consummation of our initial business combination and holders of our public shares do not have the right to vote on the appointment of directors during such time. These provisions of our Amended and Restated Memorandum and Articles of Association may only be amended by a special resolution passed by at least 90% of our Ordinary Shares voting in a general meeting. Each of our directors will hold office for a two-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our Board or by a majority of the holders of our Founder Shares.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Amended and Restated Memorandum and Articles of Association as it deems appropriate. Our Amended and Restated Memorandum and Articles of Association provide that our officers may consist of a Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board is comprised entirely of independent directors.

During the fiscal year ended December 31, 2021:

•        the Board acted by unanimous written consent in lieu of a meeting five times;

•        Eight meeting of the audit committee were held; and

•        No meetings of the compensation committee were held;

Each of our incumbent directors attended or participated in at least 100% of the meetings of the Board and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2021.

We encourage all of our directors to attend our annual meetings of shareholders. This Annual Meeting will be the second annual general meeting of the Company.

Audit Committee

Effective July 14, 2020, we established an audit committee of the Board, in accordance with Section 3(a)(58)(A) of the Exchange Act. Messrs. Leung, He and Tan serve as members of our audit committee and Mr. Leung serves as the chairman of the audit committee. Each of the audit committee members is an independent director under the Nasdaq listing standards.

We have adopted an audit committee charter that details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Experts on Audit Committee

Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Each member of the audit committee is financially literate and our Board has determined that Mr. Leung qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee

Effective July 14, 2020, we established a compensation committee of the Board. Messrs. Tan and He serve as members of our compensation committee and Mr. Tan serves as the chairman of the compensation committee. Each of the compensation committee members is an independent director under the Nasdaq listing standards. We have adopted a compensation committee charter that details the purpose and responsibilities of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation (if any is paid by us), evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses and as set forth below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to our IPO to be paid either prior to or in connection with our initial business combination. At the closing of our initial business combination, we may also pay a customary financial consulting fee to ASM, TIH, or any affiliates of the Sponsor, which will not be made from the proceeds of our IPO held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Vince Ming Shu Leung
Ping He
Eugene TY Tan

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Leung, He and Tan. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by holders of our Founder Shares during such times as they are seeking proposed nominees to stand for election at an annual general meeting (or, if applicable, an extraordinary general meeting). Holders of our public shares will not have the right to recommend director candidates for nomination to our Board.

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended December 31, 2021, all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with.

Code of Ethics

Effective July 14, 2020, Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement in connection with IPO. You will be able to review these documents accessing our public filings at the SEC’s web site at www.sec.gov. Any amendments to or waivers of certain provisions of our Code of Ethics will be disclosed in a Current Report on Form 8-K.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. We may pay consulting, finder or success fees to our officers, directors, shareholders or their affiliates for assisting us in consummating our initial business combination. They will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations, as well as traveling to and from the offices, plants, or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a general meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Director Independence

Our Board has determined that each of Vince Ming Shu Leung, Ping He and Eugene TY Tan is an “independent director” under the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of September 6, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors that beneficially owns Ordinary Shares; and

•        all our executive officers and directors as a group.

As of September 6, 2022, there were a total of 8,299,301 Ordinary Shares (including 4,705,551 public shares and 3,593,750 Founder Shares). Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Approximate Percentage of Class	Class B Ordinary Shares		Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned			Number of Shares Beneficially Owned(2)
Malacca Straits Management Company Limited(3)	—		—	3,593,750	(2)	100.0%	43.3%
Gordon Lo	—		—	3,593,750	(2)	100.0%	43.3%
Stanley Wang	—		—	—		—	—
Vince Ming Shu Leung	—		—	—		—	—
Ping He	—		—	—		—	—
Eugene TY Tan	—		—	—		—
All officers and directors as a group (5 individuals)				3,593,750		100.0%	43.3%
Fir Tree Capital Management LP(5)	909,508	(4)	19.3%	—		—	11.0%
Periscope Capital Inc.(6)	800,000	(4)	17.0%	—		—	9.6%
Owl Creek Asset Management, L.P.(7)	731,966	(4)	15.6%	—		—	8.8%
First Trust Merger Arbitrage Fund(8)	600,000	(4)	12.8%	—		—	7.2%
Weiss Asset Management LP(9)	249,215	(4)	5.3%	—		—	3.0%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is Unit 601-2, St. George’s Building, 2 Ice House Street, Central, Hong Kong.

(2)      Interests shown consist solely of Founders Shares, classified as Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)      Mr. Kenneth Ng, our Senior Advisor, is one of three directors of our Sponsor and has the right to appoint a majority of the directors of our Sponsor through an entity controlled by him. As such he may be deemed to beneficially own the securities held by our Sponsor by virtue of such control. Mr. Ng disclaims beneficial ownership of the securities held by our Sponsor other than to the extent of his direct or indirect pecuniary interest in such securities. ASM, as well as each of our officers and directors and our advisor are direct and indirect members of our Sponsor, or have direct or indirect economic interests in our Sponsor.

(4)      Interests shown consist solely of Class A ordinary shares.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2022, Fir Tree Capital Management LP, a Delaware limited partnership (“Fir Tree”), held 909,508 Class A ordinary shares. The principal business address of Fir Tree is 55 West 46th Street, 29th Floor New York, NY 10036.

(6)      According to a Schedule 13G filed with the SEC on February 16, 2021, as amended on February 14, 2022, 637,900 Class A ordinary shares are held by Periscope Capital Inc. (“Periscope”) and 237,400 Class A ordinary shares were held collectively by certain private investment funds (each, a “Periscope Fund”). Periscope may be deemed a beneficial owner of the shares held by the Periscope Funds. James Wise, as Chief Executive Officer of the Periscope, may be deemed to be a beneficial owner of the shares held by Periscope. The principal address of Periscope, the Periscope Funds, and James Wise is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(7)      According to a Schedule 13G filed with the SEC on April 28, 2021, as amended on February 10, 2022, Owl Creek Asset Management, L.P., a Delaware limited partnership and the investment manager of a certain fund and a sub-advisor to a certain sub-account (the “Owl Creek Fund and Account”), and Jeffrey A. Altman, a citizen of the United States of America and the managing member of the general partner of Owl Creek Fund and Account (together, the “Owl Reporting Persons”), may be deemed beneficial owners of 731,966 shares of Class A ordinary shares. The principal business address of the Owl Reporting Persons is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

(8)      According to a Schedule 13G filed with the SEC on August 11, 2022, 600,000 Class A ordinary shares were held by First Trust Merger Arbitrage Fund (“VARBX”). As investment adviser to VARBX, First Trust Capital Management L.P. (“FTCM”) has the authority to invest the funds of VARBX in securities (including our Class A ordinary shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any shares of the Class A ordinary shares held by VARBX. First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”) may be deemed to control FTCM. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, Suite 2100, Chicago, IL 60606.

(9)      According to a Schedule 13G filed with the SEC on April 4, 2022, 249,215 Class A ordinary shares were held by Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”) and Andrew M. Weiss, Ph.D., a United States citizen (“Andrew Weiss”). Weiss Asset Management is the sole investment manager to a private investment partnership, (the “Partnership”) and private investment funds (“Funds”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Funds. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The principal business address of Weiss Asset Management, WAM GP and Andrew Weiss is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 2,875,000 Class B ordinary shares, or Founder Shares. In June 2020, the Company declared a share dividend of 0.25 of a share for each Class B ordinary share in issue, resulting in the Sponsor holding an aggregate of 3,593,750 Founder Shares. All shares have been retroactively stated to reflect the share dividend.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any Founder Shares until the earlier to occur of (i) one year after the completion of an initial business combination or (ii) subsequent to an initial business combination, (x) if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share consolidations, share capitalizations, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination or (y) the date following the completion of an initial business combination on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

On March 31, 2020, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2020 or (ii) the completion of the IPO. The outstanding balance under the Promissory Note of $246,330 was repaid upon the closing of the IPO on July 17, 2020.

On July 17, 2020, the Sponsor purchased 4,000,000 private placement warrants at a price of $1.00 per private placement warrant, for an aggregate purchase price of $4,000,000. On July 21, 2020, in connection with the underwriters’ exercise of the over-allotment option in full, the Sponsor purchased an additional 375,000 private placement warrants at a price of $1.00 per private placement warrant. Each private placement warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share. A portion of the proceeds from the private placement warrants were added to the proceeds from the IPO to be held in the trust account. If the Company does not complete an initial business combination by October 17, 2022 or a later date, if extended, the proceeds from the sale of the private placement warrants will be used to fund the redemption of the public shares (subject to the requirements of applicable law), and the private placement warrants will expire worthless.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us, subject to his or her fiduciary duties under Cayman Islands law. Our officers and directors currently have and will in the future have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. Our Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers and directors, or any of their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

At the closing of our initial business combination, we may pay a customary financial consulting fee to ASM, TIH or another affiliate of our Sponsor, which will not be made from the proceeds of our IPO held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the placement warrants issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

On August 2, 2021, October 20, 2021 and March 29, 2022, the Company issued unsecured promissory notes, in the amount of up to $300,000, $300,000 and $1,000,000, respectively to the Sponsor. The proceeds of these will be used for costs in connection with the Company’s initial business combination and as general working capital. Each of the notes is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which our initial business combination is consummated and (ii) the date of the liquidation of the Company. On March 29, 2022, the Company an unsecured promissory note, in the amount of up to $1,297,500, to the Sponsor in connection with, and to be used solely for, the extension of the time period the Company has to complete an initial business combination from January 17, 2022 to October 17, 2022. As of August 31, 2022, Sponsor had funded an aggregate amount of $2,480,832.65 under these promissory notes.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Founder Shares, private placement warrants and warrants issued upon conversion of working capital loans (if any).

We have entered into indemnity agreements with each of our officers and directors. These agreements require us to indemnify these individuals and entity to the fullest extent permitted under applicable Cayman Islands law and to hold harmless, exonerate and advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policy for Approval of Related Party Transactions

The audit committee of our Board has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

PROPOSAL ONE — DIRECTOR APPOINTMENT PROPOSAL

Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”. Holders of our Founder Shares will have the right to elect all of our directors prior to consummation of our initial business combination and holders of our public shares will not have the right to vote on the election of directors during such time. Holders of our Founder Shares have the right to appoint all of our directors prior to consummation of our initial business combination and holders of our public shares do not have the right to vote on the appointment of directors during such time. These provisions of our Amended and Restated Memorandum and Articles of Association may only be amended by a special resolution passed by at least 90% of our Ordinary Shares voting in a general meeting. Each of our directors will hold office for a two-year term.

All members of the Board are nominated for appointment at this Annual Meeting, as directors, to hold office until the annual general meeting in 2023, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the appointment of the director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if appointed, will decline to serve.

Nominee Biography

For a biography of the director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The Director Appointment Proposal must be approved by an ordinary resolution of the holders of the Class B ordinary shares under Cayman Islands law, which requires the affirmative vote of a majority of the holders of the Class B ordinary shares who attend and vote at a general meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Appointment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Director Appointment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution of the holders of the Class B ordinary shares, that each of Gordon Lo, Stanley Wang, Vince Ming Shu Leung, Ping He and Eugene TY Tan be re-appointed as a director of the Company, each to hold office in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”

Recommendation

Our Board recommends a vote “FOR” the appointment to the Board of the abovementioned nominees.

PROPOSAL TWO — AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2020. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    For the year ended December 31, 2021, fees for our independent registered public accounting firm were approximately $126,000 for the services Withum performed in connection with our IPO and the audit of our December 31, 2021 financial statements included in our Annual Report on Form 10-K filed with the SEC on March 31, 2021, as amended.

Audit-Related Fees.    For the year ended December 31, 2021, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    For the year ended December 31, 2021, fees for our independent registered public accounting firm were approximately $3,500 for tax compliance, tax advice and tax planning.

All Other Fees.    For the year ended December 31, 2021, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 be ratified, approved and confirmed in all respects.”

Recommendation

Our Board recommends a vote “FOR” the ratification of the selection by the audit committee of WithumSmith+Brown, PC as our independent registered public accounting firm.

PROPOSAL THREE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. The approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

On September 26, 2022, the Company entered into the Business Combination Agreement with INDIEV. Pursuant to the terms of the Business Combination Agreement: (i) the Company has formed Merger Sub; (ii) prior to the Closing of the INDIEV Transactions, the Company shall continue out of the Cayman Islands and re-domicile in the State of Delaware becoming a Delaware corporation, and INDIEV will re-domesticate from the State of California to the State of Delaware becoming a Delaware corporation; and (iii) at the Closing, Merger Sub will merge with and into INDIEV, with INDIEV continuing as the surviving entity and wholly-owned subsidiary of the Company, and with each INDIEV stockholder receiving shares of the Company’s common stock at the Closing. Concurrently with the signing of the Business Combination Agreement, Mr. Hai Shi, founder and Chief Executive Officer of INDIEV, has signed a subscription agreement to purchase $15 million of shares in the Company at a price of $10.00 per share in the proposed PIPE Transaction. For additional information about the Business Combination Agreement, the INDIEV Transactions and the PIPE Transaction, please see the Current Report on Form 8-K filed by the Company with the SEC on September 26, 2022.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by October 17, 2022, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provide that the Company must consummate an initial business combination by October 17, 2022. On September 26, 2022, we entered into the Business Combination Agreement with INDIEV and a subscription agreement with Mr. Hai Shi, founder and Chief Executive Officer of INDIEV for a $15 million PIPE Transaction. We currently do not expect to be able to consummate an initial business combination by October 17, 2022. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company will be required to approve the Extension Amendment Proposal. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the current deadline to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated a business combination by October 17, 2022, we will automatically wind up, dissolve and liquidate starting on October 17, 2022.

There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the trust account as a result of its ownership of the Founder Shares or the private placement warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time it has to complete a business combination until the Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Exchange Act and its public units, Ordinary Shares and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $____________ that was in the trust account as of September 6, 2022. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less up to $100,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

•        (i) 3,593,750 Founder Shares (the initial 2,875,000 Class B ordinary shares were purchased for $25,000; the Company declared a share dividend of 0.25 of a share for each Class B ordinary shares in issue in June 2020, resulting in the initial shareholders, directors and officers holding an aggregate of 3,593,750 Founder Shares) and (ii) 4,375,000 private placement warrants (purchased for $4,375,000).

•        In order to finance transaction costs in connection with an initial business combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of the Working Capital Loans may be converted upon consummation of an initial business combination into warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans.

•        Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes;

•        The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the trust account including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Sponsor has agreed to make a Contribution to us as a loan $0.033 for each public share that is not redeemed, for each calendar month (commencing on October 17, 2022 and on the 17th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from October 17, 2022 (the date by which the Company is currently required to complete its business combination) until the Extended Date. For example, if the Company takes until April 17, 2023 to complete its business combination, which would represent six (6) calendar months, the Sponsor would make aggregate Contributions of approximately $931,699 (assuming no public shares were redeemed). Each Contribution will be deposited in the trust account within seven (7) calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $__________ per share, in comparison to the current redemption amount of $__________ per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension. The Contribution will not occur if the Extension is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the Sponsor upon consummation of an initial business combination. If the Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Annual Meeting and we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. The Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on October 7, 2022 (two business days before the Annual Meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on October 7, 2022 (two business days before the Annual Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on October 7, 2022 (two business days before the Annual Meeting) will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholders tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the

Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the trust account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $__________ at the time of the Annual Meeting. The closing price of the Ordinary Shares on __________, 2022 was $__________. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public shareholder receiving the same amount of cash for each share as if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on October 7, 2022 (two business days before the Annual Meeting). If the Extension Amendment Proposal is approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal is not approved or if they are abandoned, these shares will be returned promptly following the Annual Meeting as described above.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,593,750 Ordinary Shares, representing approximately 43.3% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the trust account.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of Ordinary Shares present in person online or represented by proxy at the Annual Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for the approval of the Director Appointment Proposal, the Auditor Ratification Proposal or the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a time and place to be confirmed by the chairman of the annual general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

OTHER MATTERS

Submission of Shareholder Proposals for the 2023 Annual Meeting

We anticipate that the 2023 annual general meeting will be held no later than December 29, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2023 annual general meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Unit 601-2, St. George’s Building, 2 Ice House Street Central, Hong Kong no later than _______________, 2023.

Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Memorandum and Articles of Association. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Unit 601-2, St. George’s Building, 2 Ice House Street Central, Hong Kong, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Malacca Straits Acquisition Company Limited

Unit 601-2, St. George’s Building

2 Ice House Street Central, Hong Kong

+852 21060888

If you are a shareholder of the Company and would like to request documents, please do so by ____________, 2022, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
MALACCA STRAITS ACQUISITION COMPANY LIMITED

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

49.7  In the event that the Company does not consummate a Business Combination by July 17, 2023 (or such earlier date as determined by the Board) (or, if the Registrar of Companies of the Cayman Islands shall not be open for business (including filing of corporate documents) on such date the next date upon which the Registrar of Companies of the Cayman Islands shall be open) (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of (b) and (c) above to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

Annex A-1

PRELIMINARY PROXY — SUBJECT TO COMPLETION

MALACCA STRAITS ACQUISITION COMPANY LIMITED
Unit 601-2, St. George’s Building
2 Ice House Street Central, Hong Kong

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MALACCA STRAITS ACQUISITION COMPANY LIMITED

The undersigned hereby appoints Gordon Lo and Stanley Wang, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the ordinary shares of Malacca Straits Acquisition Company Limited (the “Company”) held of record by the undersigned at the close of business on September 6, 2022 at the Annual General Meeting to be held virtually on October 12, 2022, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Fl., New York, NY 10105, United States of America.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE AND FOUR.

(Continued, and to be marked, dated and signed, on the other side)

MALACCA STRAITS ACQUISITION COMPANY LIMITED

ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 12, 2022

This Company’s Proxy Statement and the 2021 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/malaccastraitsacquisition/2022.

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE, AND FOUR.

1       An ordinary resolution of the holders of the Class B ordinary shares to appoint five directors to serve on the Company’s Board of Directors until the 2023 annual general meeting or until their successors are appointed and qualified:

1)	Gordon Lo
2)	Stanley Wang
3)	Vince Ming Shu Leung
4)	Ping He
5)	Eugene TY Tan
☐	FOR all nominees	☐	WITHHOLD from all nominees	☐	FOR all nominees except*

*       Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below. ___________________

2       Ratification of the selection by the audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2022.

☐ For	☐ Against	☐ Abstain

3       Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from October 17, 2022 to July 17, 2023 (or such earlier date as determined by the Board of Directors).

☐ For	☐ Against	☐ Abstain

4       Adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

☐ For	☐ Against	☐ Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date __________, 2022

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.